UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2025

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873

(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On September 11, 2024, the Preferred Stock shareholders of CareCloud, Inc. (the “Company”) approved a ninth amendment (the “Amendment”) to the Company’s Certificate of Designations, Preferences and Rights of 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, as amended to date (the “Certificate of Designations”), to provide that each share of 8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, $0.001 par value per share (the “Series A Preferred Stock”), not held by a “Material Shareholder” (as defined below) could be converted (the “Conversion”) at the discretion of the Company’s Board of Directors (the “Board”) into CareCloud common stock, $0.001 par value per share (the “Common Stock”), as more fully described in the Certificate of Designations. The Amendment was filed with the Secretary of State of the State of Delaware on September 11, 2024 and became effective on such date.

On March 5, 2025, the Board elected to proceed with the Conversion. Effective on March 6, 2025, at 4:01 p.m. Eastern Time (the “Conversion Effective Date”), each share of Series A Preferred Stock not held by a Material Shareholder was automatically, without any action on the part of the holder thereof, converted into 7.3358 shares of Common Stock. No fractional shares were issued in connection with the Conversion. Any fractional shares of Common Stock that Series A Preferred Stock shareholders of record were entitled to receive were rounded up to the nearest whole number of shares of Common Stock in lieu of such fractional share. Individual Series A Preferred Stock shareholders who, as the Conversion Effective Date, owned at least 100,000 shares of Series A Preferred Stock (the “Material Shareholders”), did not have their shares of Series A Preferred Stock automatically convert to Common Stock and retain the limited right to object to the Conversion.

Additional information regarding the Conversion can be found in the Certificate of Designations, which is available on the website of the Securities and Exchange Commission.

Item 7.01 Regulation FD Disclosure.

On March 6, 2025, the Company issued a press release announcing the Conversion. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated March 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date:	March 6, 2025	By:	/s/ Norman Roth
Norman Roth
Interim Chief Financial Officer and Corporate Controller

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